Corporate Presentation May 2026

This presentation (the “Presentation”) has been prepared by Definium Therapeutics, Inc. (“Definium”, the “Company”, “we”, “our” or “us") solely for informational purposes. This Presentation does not constitute an offering of, or a solicitation of an offer to purchase, securities of Definium and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Definium. Any amounts are in USD unless otherwise noted. Definium’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. Cautionary Note Regarding Forward-Looking Statements This Presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may", “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential”, “continue”, “budget”, “scheduled”, “forecasts”, “intends”, “anticipates”, “projects” or the negative thereof or similar variations. Forward-looking statements in this Presentation include, but are not limited to, statements regarding the anticipated design, timing, progress and results of our investigational programs for DT120 oral disintegrating tablet (“ODT”), a proprietary, pharmaceutically optimized form of lysergide tartrate (including the anticipated topline readouts for the Voyage, Panorama, Emerge and Ascend studies), DT402, also referred to as R(-)-MDMA, and any other product candidates; our ability to identify new indications for our lead product candidates beyond our current primary focuses; the success and timing of our development activities; the success and timing of our planned clinical trials; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining U.S. Food and Drug Administration (“FDA”) or other regulatory approvals; our beliefs regarding potential benefits of our product candidates; opinions of potential providers, patients and payors regarding our product candidates, if approved and commercialized; statements regarding potential reimbursement and coding for DT120, if approved and commercialized; our ability to maximize operational efficiencies through our trial designs; strategies to address drug class methodological considerations; our cash runway funding operations into 2028 based on our current operating plan and anticipated milestones; our pre-launch strategy; the potential commercial opportunity for DT120 ODT, if approved, including total addressable market; the potential delivery model for DT120 ODT, if approved; the potential for the markets that we are anticipating to access; protection of our intellectual property; and the potential for psychedelics as a class of treatment options in psychiatry. There are numerous risks and uncertainties that could cause actual results, plans and objectives to differ materially from those expressed in forward-looking statements, including history of negative cash flows, limited operating history, incurrence of future losses, availability of additional capital, compliance with laws and regulations, difficulty associated with research and development, risks associated with clinical trials or studies, heightened regulatory scrutiny, early stage product development, clinical trial risks, regulatory approval processes, novelty of the psychedelic inspired medicines industry, our ability to maintain effective patent rights and other intellectual property protection for our product candidates, our expectations regarding the size of the eligible patient populations for our lead product candidates, if approved and commercialized; our ability to identify third-party treatment sites to conduct our trials and our ability to identify and train appropriate qualified healthcare practitioners to administer our treatments; the pricing, coverage and reimbursement of our lead product candidates, if approved and commercialized; the rate and degree of market acceptance and clinical utility of our lead product candidates, in particular, and controlled substances, in general; as well as those risk factors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company's profile on SEDAR+ at www.sedarplus.ca and with the SEC on EDGAR at www.sec.gov. Any forward-looking statement made by Definium in this Presentation is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Presentation as a result of new information, future events, changes in expectations or otherwise. Cautionary Note Regarding Regulatory Matters The United States federal government regulates drugs through the Controlled Substances Act. DT120 ODT is a proprietary, pharmaceutically optimized form of lysergide D-tartrate and DT402, or R(-)-MDMA, is our proprietary form of the R-enantiomer of MDMA (3,4-methylenedioxymethamphetamine). Lysergide and MDMA are Schedule I substances under the Controlled Substances Act. While the Company is focused on programs using psychedelic or hallucinogenic compounds and non-hallucinogenic derivatives of these compounds, including in DT120 ODT, DT402 and its other product candidates, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed. Market and Industry Data This Presentation includes market and industry data that has been obtained from third party sources, including industry publications. Definium believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, Definium has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. Definium does not make any representation as to the accuracy of such information. Corporate Presentation | May 2026 Disclaimer

Late-stage pipeline DT120 ODT: lead clinical program in five Phase 3 studies1 Experienced management team Proven track record in developing and commercializing novel CNS therapies Three Phase 3 readouts anticipated in 2026 driving potential billion-dollar commercial opportunities in GAD and MDD Includes four studies in progress and one in planning. Based on the Company’s current operating plan and anticipated milestones. CNS: central nervous system; GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: orally disintegrating tablet Strategic focus on GAD & MDD The two largest drivers of psychiatric disease burden Comprehensive intellectual property strategy DT120 ODT patents issued covering pharmaceutical formulation, methods of manufacturing and treatment Strong financial position Cash, cash equivalents and investments of $373.4 million as of March 31, 2026; cash runway expected to extend into 20282 Corporate Presentation | May 2026

Advancing Our Pipeline with Broad Therapeutic Potential

Definium THERAPEUTICS

PRODUCT CANDIDATE	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PIVOTAL / PHASE 3	REGISTRATION
Lysergide tartrate ***DT120***[1]	Generalized Anxiety Disorder (GAD)[3]					
	Major Depressive Disorder (MDD)[3]					
	Posttraumatic Stress Disorder (PTSD)[4]					
	Additional Indication(s)[4]					
R(-)-MDMA ***DT402***[2]	Autism Spectrum Disorder (ASD)[3]					

1. Formerly known as MM120; rINN: lysergide tartrate.
2. Formerly known as MM402.
3. Full trial details and clinicaltrials.gov links available at definiumtx.com/clinical-digital-trials/
4. Studies in exploration and/or planning stage.

R(-)-MDMA: rectus-3,4-methylenedioxymethamphetamine

Corporate Presentation | May 2026 ◆ 4

Program Overview Lysergide tartrate DT120 01

Target Product Profile to Address Significant Unmet Need

Definium THERAPEUTICS

1

Dose[1]

5-8

Hours in the Clinic[2]

12+

Weeks of Durability[1]

50M

US Adults with GAD & MDD[3]

1. Single dose regimen is being studied in pivotal clinical trials with primary and secondary outcome measures through 12 weeks after administration. Phase 3 studies include 40 week extension phase to characterize durability of response beyond 12 weeks in participants up until the time of discontinuation or the administration of open-label DT120.
2. Required monitoring period for all participants in pivotal studies is 8 hours and requires that participants clear the End of Session Checklist.
3. Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates.

Corporate Presentation | May 2026 ◆ 6

DT120 Phase 2b Efficacy and Durability Demonstrates Potential Best-In-Class Profile1,3 Standardized effect size more than double the standard of care1,2,3 Comparative Effect Sizes in GAD Rapid and durable response after single administration3 Rapid Response & Remission Durable Standalone Drug Effect Limited Adverse Event (AE) Burden 1.8-point reduction in CGI-S within 24 hours (p<0.0001) 21.9-point improvement on the HAM-A at Week 12 (p=0.003) 48% of participants in remission at Week 125 Favorable tolerability with most AEs on dosing day Observed drug effect without accompanying psychotherapy 0 0.2 0.4 0.6 0.8 Cohen’s d s4 DT120 100 µg2 0.81 0.38 0.36 0.17 Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. HAM-A scores based on ANCOVA LS Mean. in Study MMED008. Effect size based on post hoc calculation using LS Mean change between group and pooled standard deviation of week 12 HAM-A scores between groups. Based on 100 µg dose group. RB Hidalgo, J Psychopharmacol. 2007 Nov;21(8):864-72. p-values not calculated for remission rates between groups. CGI-S: Clinical Global Impression – Severity scale; GAD: generalized anxiety disorder; HAM-A: Hamilton Anxiety scale; SRI: serotonin reuptake inhibitor Corporate Presentation | May 2026

DT120 Showed Statistically & Clinically Significant Improvements on Anxiety and Depression Symptoms[1,2]

Definium THERAPEUTICS

Primary Outcome: HAM-A Change from Baseline

MADRS Change from Baseline



Change from Baseline[2]
Week 12: -21.9 points
Improvement over Placebo[2]
Week 12: -7.7 pts, p=0.003
LS Mean Change (SEM) in HAM-A score
0
-5
-10
-15
-20
-25
***
***
***
**
Baseline
Week 1
Week 2
Week 4[4]
Week 12
Change from Baseline[2,3]
Week 12: -18.7 points
Improvement over Placebo[2,3]
Week 12: -6.4 points, p<0.01
LS Mean Change (SEM) in MADRS score
0
-5
-10
-15
-20
**
**
*
**
Baseline
Week 1
Week 2
Week 4
Week 12
Placebo
100 µg

*p<0.05; **p≤0.01; ***p≤0.001

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Based on 100 µg dose group.
3. Based on observed MADRS score at each timepoint.
4. Primary endpoint of the study was change in Hamilton Anxiety Scale (HAM-A) at week 4 using the MCP-Mod statistical analysis. Based on the pre-specified candidate dose response curves, the MCP-Mod model-estimated difference between 100 µg and placebo was 5.0 points versus the observed difference of 7.6 points at week 4.

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale NOTE: Significance achieved despite study not being powered for these pairwise comparisons.

Corporate Presentation | May 2026 ◆ 8

DT120 Demonstrated Profound Changes in GAD Severity[1]

Definium THERAPEUTICS

HAM-A Severity & Clinical Symptoms

Very Severe
Symptoms are incapacitating

Severe (≥24)
Symptoms are severe and persistent or result in severe distress or marked impairment in functioning

Moderate (15-23)
Symptoms are more frequent, with moderate distress or limited interference with usual activities

Mild (8-14)
Symptoms are infrequent, with no impairment and no more than mild distress

Remission (≤7)
Symptoms are absent, insignificant, or clearly due to causes other than anxiety

Median HAM-A Through Week 12



35
30
25
20
15
10
5
0
Baseline
Week 1
Week 2
Week 4
Week 8
Week 12

HAM-A Response & Remission at Week 12[2]

Percent of Participants Meeting Criteria at Week 12



% Responders
% Remitters
31%
65%
21%
48%
Placebo
100 µg

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Response is a 50% or greater improvement on HAM-A score; Remission is a HAM-A score of ≤7; p-values not calculated.

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale

Corporate Presentation | May 2026 ◆ 9

DT120's Clinical Activity Stands Out Compared to Approved GAD Treatments[1]

Definium THERAPEUTICS



DT120 2
Single Dose
(12 weeks)
Cymbalta duloxetine HCl
Duloxetine 3
Chronic (9-10 weeks)
Lexapro escitalopram oxalate
Escitalopram 4
Chronic (8 weeks)
PAXIL CR PAROXETINE HCl CONTROLLED-RELEASE TABLETS
Paroxetine 5
Chronic (8 weeks)
ONCE-DAILY VENLAFAXINE HCl EFFEXOR XR EXTENDED RELEASE CAPSULES
Venlafaxine XR 6
Chronic (28 weeks)
BuSpar (buspirone HCl, USP)
Buspirone 7
Chronic (8 weeks)
Xanax alprazolam tablets CIV
Alprazolam 8
Chronic (4 weeks)
Change in HAM-A Score
0.0
-4.0
-8.0
-12.0
-16.0
-20.0
-24.0
-21.9
-14.2
-7.7
-11.1
-8.0
-3.1
-11.3
-7.4
-3.9
-12.5
-9.3
-3.2
-13.4
-8.7
-4.7
-12.4
-9.5
-2.9
-10.9
-8.4
-2.6
HAM-A Change Tx
HAM-A Change Placebo
Placebo-Adjusted Change

1) The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented. BuSpar and Xanax are approved for anxiety disorders which include GAD.; 2) R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481; 3) C Allgulander, Curr Med Res Opin. 2007;23(6):1245–1252; 4) JRT Davidson, Depress Anxiety. 2004;19(4):234–240; 5) K Rickels K, Am J Psychiatry 2003; 160:749-756. 2005;62(9):1022–1030; 6) AJ Gelenberg AJ, JAMA. 2000;283(23):3082–3088; 7) JJ Sramek JJ, Journal of Clinical Psychiatry. 1996;57(7):287–291; 8) K Rickels, Arch Gen Psychiatry. 2005;62(9):1022–1030.

GAD: generalized anxiety disorder, Tx: treatment

Corporate Presentation | May 2026 ◆ 10

Corporate Presentation | May 2026 DT120 Delivers Clinical Activity that Stands Apart from Latest Generation of Treatments for Depression Symptoms1 1) The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented. 2) Depression treatments include those indicated for MDD, TRD and BPD. Only includes results from Phase 3 studies for which MADRS data are available and which were studied as a monotherapy. Results for approved drugs as reported on US Prescribing Information. In instances with multiple studies, the most favorable US study results presented. Compass Pathways results based on Study COMP005 Adj: adjunctive; BPD: bipolar depression; GAD: generalized anxiety disorder; MDD: major depressive disorder; TRD: Treatment Resistant Depression;Tx: treatment All trademarks are property of their respective owners. 2

Scientific Rigor in DT120 Phase 2b Provides Confidence for Phase 3 Program Statistically significant dose response in Phase 2b Model supports 100 µg as optimal dose Results not explainable by “functional unblinding” supporting robustness of drug effect Study MMED008 internal study documents and calculations. Model-Based Dose-Response Curve1 Key Findings Corporate Presentation | May 2026

DT120 was Well-Tolerated with Adverse Events Mostly Limited to Dosing Day1 Source: Study MMED008 internal study documents and calculations. Safety population. One serious adverse event (SAE) was observed in the 50 µg dose group: panic attack on study day 98 that was deemed not related to treatment. Suicidality assessment based on reported adverse events. Virtually all (99%) adverse events (AEs) were mild-to-moderate in severity Minimal (2.5%) treatment emergent AEs (TEAEs) led to study withdrawal No drug-related serious AEs (SAEs)2 Favorable tolerability profile No SAEs related to study drug No suicidal behavior or suicidality signal3 Only SAE was in 50 µg dose group and deemed unrelated2 AE profile consistent with historical studies and drug class No suicidal or self-injurious behavior No indication of increased suicidality or suicide-related risk ≤2 participants per arm reported suicidal ideation during the study Corporate Presentation | May 2026

Anxiety & Depression 02

Understanding the Patient Journey

Definium THERAPEUTICS



Symptoms First Present
Impact on life, work, relationships
Impairment takes hold
Discuss with PCP
Prescribed SRI
Hope Rx will provide relief
Acutely exacerbated anxiety
2-week evaluation
Anxiety exacerbated
4-week evaluation
Dose adjustment
Sexual effects noted
8-week evaluation
Dose adjustment
Little Evidence of Efficacy
PCP switches SRI
Some positive effects noted
Dose adjustment
16-week evaluation
Dose adjustment
12-week evaluation
10-week evaluation
Suppressed feelings
Noticeable weight gain
Side effects "not worth it"
Discontinue 2nd SRI
Referral to psychiatry
Disappointment and worry
Onset of depressive symptoms
Psychiatry appt available
Atypical antidepressant started
24-week evaluation
Dose adjustment and augmentation with SGA
30-week evaluation
Dose adjustment
Partial response of depression
Adjustment of SGA
Onset of new AEs
Additional Augmentation & Rx Cycles

AE: adverse events; MDE: major depressive episode; PCP: primary care physician; Rx: prescription; SGA: second generation antipsychotic; SRI: serotonin reuptake inhibitors (including selective serotonin and selective serotonin and norepinephrine reuptake inhibitors); Tx: treatment

Corporate Presentation | May 2026 ◆ 15

Interplay Between GAD & MDD Highlights Opportunity for a Dual Intervention1 Severe Remission Mild Moderate GAD chronic background anxiety burden Anxiety Depression Between MDEs often characterized by residual anxiety MDD major depressive episodes with inter-episode euthymia Corporate Presentation | May 2026 1. Conceptual illustration of disease progression in comorbid GAD and MDD. GAD: generalized anxiety disorder; MDD: major depressive disorder; MDE: major depressive episode

Clinical Outcome Assessments in GAD and MDD Share Many Domains

Definium THERAPEUTICS

Hamilton Anxiety Scale (HAM-A)[1]

Range: 0-56

1. Anxious mood – worry, fear
2. Tension – restlessness, inability to relax
3. Fears – of dark, strangers, being alone, etc.
4. Insomnia
5. Intellectual – concentration, memory
6. Depressed Mood
7. Somatic (muscular) – aches, twitching
8. Somatic (sensory) – tinnitus, blurred vision
9. Cardiovascular symptoms – palpitations, chest pain
10. Respiratory symptoms – shortness of breath
11. Gastrointestinal symptoms – nausea, cramps
12. Genitourinary symptoms – frequency, libido changes
13. Autonomic symptoms – dry mouth, sweating
14. Behavior during interview – fidgeting, restlessness



Montgomery-Åsberg Depression Rating Scale (MADRS)[2]

Range: 0-60

1. Apparent sadness
2. Reported sadness
3. Inner Tension
4. Reduced Sleep
5. Reduced Appetite
6. Concentration Difficulties
7. Lassitude
8. Inability to Feel (Anhedonia)
9. Pessimistic Thoughts
10. Suicidal Thoughts

Psychological effects

Physical effects

1. Source: Hamilton M.The assessment of anxiety states by rating. Br J Med Psychol 1959; 32:50–55.
2. Source: Montgomery, S. A., & Åsberg, M. (1979). A new depression scale designed to be sensitive to change. British Journal of Psychiatry, 134(4), 382–389.

Corporate Presentation | May 2026 ◆ 17

Positioned for Success DT120 ODT Phase 3 Program 03

Robust Phase 3 DT120 ODT Development Program Aiming for Broad Label

Definium THERAPEUTICS

Generalized Anxiety Disorder (GAD)

Voyage

n=214
1:1 randomization
Enrollment Complete

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Panorama

n=245
2:1:2 randomization
Enrollment Complete

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Major Depressive Disorder (MDD)

Emerge

n=149
1:1 randomization
Enrollment Complete

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Ascend

Target n=165[1]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Posttraumatic Stress Disorder (PTSD)

Haven

Target n=200[1]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

1. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial

Corporate Presentation | May 2026 ◆ 19

Multiple Programs with Shared Development Strategy

Definium THERAPEUTICS

PHASE 3 STUDY[1]

Part A
12 Week Randomized, Double-Blind

Part B
40 Week Extension with Opportunity for Open-Label Treatment (OLT)[2]

Voyage
Emerge
Haven[3]

Single Dose

- DT120 ODT 100 µg
- Placebo

Panorama
Ascend[3]

Single Dose

- DT120 ODT 100 µg
- DT120 ODT 50 µg control
- Placebo

Up to four OLT of DT120 ODT 100 µg

Follow-up Observation
PHQ-9 or GAD-7 biweekly
and Central HAM-A or MADRS monthly
or when PHQ or GAD exceeds threshold

Potential Treatment
Eligible for OLT when severity is moderate or worse
HAM-A ≥ 16 or MADRS ≥ 20

Primary Endpoint:
MDD: MADRS at Week 6
GAD: HAM-A at Week 12
PTSD: CAPS-5 at Week 8

1. Source: Definium internal study documents.
2. Parameters for treatment in the open label portion of Haven are still being determined.
3. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

ClinRO: clinician reported outcome; ePRO: electronic patient reported outcome; MADRS: Montgomery-Åsberg Depression Rating Scale; MDD: Major Depressive Disorder; ODT: orally disintegrating tablet

Corporate Presentation | May 2026 ◆ 20

SSREs Complete and Support Confidence in Decisive Phase 3 Outcomes

Definium THERAPEUTICS

	Phase 2b Study MMED008[1,2] Observed	Voyage Planned	Voyage SSRE Outcome	Panorama Planned	Panorama SSRE Outcome
Enrollment Target		200	200	250	200
Standard Deviation	9.7	10.0	Observed: 7.8 MMRM: 6.2	10.0	Observed: 7.6 MMRM: 7.4
Non-evaluable rate[3]	25%	15%	10%	15%	6%
Power for Δ=5 points[3]		90%	>99%	90%	99%
Minimum detectable difference[4]		3.0	1.8	3.0	2.4

1. Internal study documents.
2. Robison, Reid et al. "Single Treatment With MM120 (Lysergide) in Generalized Anxiety Disorder: A Randomized Clinical Trial." JAMA vol. 334,15 (2025): 1358-1372. doi:10.1001/jama.2025.13481
3. Non-evaluable rate based on data not available within visit analysis window as defined in study statistical analysis plan.
4. SSREs conducted 12 weeks after enrollment of 50% of target sample size. Raw standard deviation based on observed cases at timepoint of interest. MMRM SD derived from model-based residual standard error. Power calculation based on the assumption that SSRE-observed nuisance parameters and revised target enrollment are maintained in final population and analysis. Minimum detectable difference refers to the placebo-adjusted difference above which a p-value less than 0.05 could be expected in the final analysis and are based on the SSRE-observed nuisance parameters assuming such parameters are maintained in final population and analysis; based on current enrollment at time of analysis.

Δ: placebo-adjusted difference on primary endpoint; MMRM: Mixed Models or Repeated Measures; SD: standard deviation; SSRE: sample size re-estimation

Corporate Presentation | May 2026 ◆ 21

Investor & Analyst Day | April 2026 Eligibility Process in Phase 3 Supports Trial and Population Integrity Source: Definium internal study documents. CRO: contract research organization; MGH SAFER: Massachusetts General Hospital SAFER independent diagnostic interview 01 Site Diagnosis Comorbidities Severity Eligibility 02 Central Rater Severity 03 MGH SAFER Interview Diagnosis Comorbidities Severity 04 CRO Medical Team Diagnosis Comorbidities Severity Eligibility 05 Sponsor Medical Team Diagnosis Comorbidities Severity Eligibility

DT120 ODT Treatment Paradigm: Standalone Drug Effects with No Psychotherapeutic Intervention1 Source: Study MMED008 internal study documents. DSM: dosing session monitor; EOSC: end of session checklist DT120 Patient Journey Pre-treatment activities consist of a comprehensive informed consent process Eligibility evaluation Continuous monitoring by DSMs Music, eye shades, reading, writing Concludes when EOSC criteria met Follow-up visits for assessment only Pre-treatment During treatment Post-treatment Not Part of Patient Journey No “preparation” therapy No “assisted therapy” No psychotherapy and no therapeutic intervention beyond study drug No “integration” therapy No ongoing therapeutic engagement as part of clinical trial activities Corporate Presentation | May 2026

Efficient single-visit model with full-session reimbursement streamlines administrative burden2 Corporate Presentation | May 2026 Clinical Dosing Paradigm with Potential Translatability to Efficient Real-World Delivery1,2 Dosing and monitoring paradigm based on Phase 3 clinical protocols. Required monitoring period for all participants in pivotal studies is 8 hours and requires that participants clear the End of Session Checklist. Existing coding systems could potentially be applied or be changed for DT120. Reimbursement and coding for DT120 have yet to be established. ODT: orally disintegrating tablet DT120 ODT disintegrates in seconds 15-30 minutes (time to onset) Effects move to resolution Hour 5: Dosing Session Monitor (DSM) evaluates patient hourly with an end-of-session checklist to determine when the patient can leave safely Hour 4-6 Ordinary perception, affect, and cognition return Normal activities resume the next day, including driving Hour 6-8 and post-session Transient perceptual, affective, and cognitive drug effects vary from person to person Effects at maximum intensity Hour 2-4

Corporate Presentation | May 2026 Evolution of Patient Monitoring based on Clinical Evidence & Anticipating Real-World Setting 12-hour monitoring requirement based on inclusion of 200 µg dose of DT120 in Phase 2b The required monitoring period in pivotal studies of DT120 is 8 hours and requires that participants clear the End of Session Checklist. EOSC: End of Session Checklist Phase 2 Study Pivotal-Stage Studies Expansive Research-oriented Checklist Patient-reported physical status Patient-reported mental status Assessed mental status (7 criteria) Sensory & Psychomotor status (5 criteria) DSM-5 Criteria for Hallucinogen Intoxication (9 criteria) Practice-oriented End of Session Checklist EOSC intended to inform & reflect requirements under potential REMS program Refined based on discussions with the FDA 8 Item Scale 23 Total Criteria 5-8 Hour Monitoring via EOSC2 to Inform Real-World Conditions of Safe Use 8-12 Hour Research Monitoring to Inform Phase 3 Study Design1

Corporate Presentation | May 2026 Putting the Numbers in Perspective1 GAD Placebo adjusted changes in HAM-A MDD Placebo adjusted changes in MADRS The information presented in this slide on comparative treatments is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments. Based on Phase 3 clinical trial protocols and SSRE results. Data on file. Median placebo-adjusted change of comparative treatments for GAD (see slide 19) Median placebo-adjusted change of comparative treatments for depression symptoms (see slide 20) R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481 MADRS change from Baseline to week 12 was a secondary endpoint in Study MMED008. -3.6 SRIs -3.8 Benzodiazepines -1.7 Buspirone 5.0 3.23 7.7 6.46 3.94 3.0 4.0 1.8 – 2.4 Minimum Detectable Difference2 Latest Generation of Comparative Treatments Phase 3 Powering Assumption2 Phase 2b Results in GAD5 We believe a 4.0+ point placebo-adjusted difference, along with safety and durability, could represent a best-in-class profile 1 2 3 4 5 6 7 8 Improvement

Corporate Presentation | May 2026 Why We Believe DT120 ODT Is Well Positioned for Phase 3 Success Strong Phase 2b results with effects on anxiety and depression symptoms Phase 3 design enhancements support patient retention Existing and expanded key research site relationships Alignment with FDA Industry Guidance & ICH Guidelines Collaborative FDA dialogue informing Phase 3 design Continuous hands-on oversight of trial execution

Accelerating DT120 ODT on a Disciplined Path to NDA Submission 1. Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. NDA: new drug application; ODT: orally disintegrating tablet FDA Breakthrough Therapy Designation Phase 2b demonstrated substantial improvement over current therapies1 Phase 3 program in alignment with FDA guidance Phase 3 study designs mirror positive Phase 2b study Corporate Presentation | May 2026 Ready for Expeditious Path to Submission upon Phase 3 Completion Studies designed to demonstrate standalone drug effect

Commercial Framework Lysergide tartrate DT120 ODT 04

The Near-Term Opportunity & Launch

Definium THERAPEUTICS


4.2 million
Failed by 2+ Rx
13 million
Rx Treated
26 million
Diagnosed with GAD / MDD
50 million
US Adults with GAD / MDD

- Large & Growing Unmet Need
- Strong Patient Desire & Willingness
- Large & Expanding Treatment Network
- Payer Understanding & Intent

Source: Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates. Veeva COMPASS Open Claims Analysis Data on File, 2017 – 2025.

Corporate Presentation | May 2026 ◆ 30

Launch is Only the Starting Point for a Broader DT120 Market Opportunity

Definium THERAPEUTICS


4.2 million
Failed by 2+ Rx
13 million
Rx Treated
26 million
Diagnosed with GAD / MDD
50 million
US Adults with GAD / MDD
Removal of access barriers
Increased treatment of mental health disorders
Increased screening & awareness

Source: Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates. Veeva COMPASS Open Claims Analysis Data on File, 2017 – 2025.

Corporate Presentation | May 2026 ◆ 31

Psychiatry Continues to Evolve Toward Faster, More Targeted Intervention[1-5]

Definium THERAPEUTICS

Pre-1950s



Institution-centered care

Limited care in asylums.

Early ECT, sedatives

1950-1970



Pharmacology-based treatment

Medication options in outpatient setting.

TCAs, MAOIs, antipsychotics

1980-Early 2000s



Office-based psychiatry

Pharmacological treatments

SRIs

2005-2019



Interventional & digital emergence

Directly targets brain circuitry.

VNS, TMS

2020-Today



Transformative care

Rapid-acting inpatient treatments with durable results.

Esketamine, psychedelics, including DT120

Custodial System → **Outpatient Shift** → **Chronic Disease Model** → **Episodic Care** → **Precision Approach**

From medication to devices, psychiatry has continually embraced innovation to expand treatment options

1. Potash JB et al. *Psychiatr Res Clin Pract.* 2025;7(2):80-90; 2. Karrouri R et al. *World J Clin Cases.* 2021;9(31):9350-9367; 3. Williams NR et al. *J Clin Psychiatry.* 2014;75(8):895-7;
4. Backman I. The Rise of Interventional Psychiatry. Accessed: Apr 16 2026. https://medicine.yale.edu/news/yale-medicine-magazine/article/the-rise-of-interventional-psychiatry/; 5. Robison R et al. *JAMA.* 2025;334(15):1358-1372.

ECT: electroconvulsive therapy; MAOIs: monoamine oxidase inhibitors; SRI: serotonin reuptake inhibitors (including selective serotonin and selective serotonin and norepinephrine reuptake inhibitors); TCAs: tricyclic antidepressants; TMS: transcranial magnetic stimulation; VNS: vagus nerve stimulation

Corporate Presentation | May 2026 ◆ 32

Growing Psychiatrist Awareness and Positive Sentiment Support DT120 Adoption Potential Psychiatrist Perception of DT120 1. GAD Demand Study 2024 Among Total HCP Respondents (n=273). Percentage based on top 3 box (scale 1-7) 2. DT120 Awareness and Perception Tracking: Wave 3, 2026. Total prescribers (n=135). HCP: healthcare professional; MOA: mechanism of action 58% HCPs surveyed have positive views of DT120 profile1 HCPs cite quick onset of action, symptom resolution, response and MOA as top attributes1 Awareness of DT120 has sharply increased from 27% to 64% in the last two waves of research (2024 to 2026)2 5 - 7 Positive    3 - 4 Neutral   1 - 2 Hesitant   Corporate Presentation | May 2026 33 Psychiatrist Perception of Psychedelic Treatments2

Strong In-Practice Intent Among High-Priority HCPs 1. GAD Target Validation Market Research, 2025. High-priority HCPs represent deciles 7-10 of GAD prescribers. In the conduct of market research, DT120 was blinded as “Treatment X” to respondents. D B I would prescribe and administer this treatment in my practice I would refer out this treatment I would only discuss if a patient brought up this treatment DT1201 *No respondents selected would not consider I prescribe and administer this treatment in my practice Refer out for esketamine Refer out for evaluation (without specifying esketamine in referral) Esketamine1 Corporate Presentation | May 2026 34

Predictive Analytics Help Focus Resources Where Adoption Potential Is Highest Priority GAD & MDD Prescribers Data-Driven Deployment Prioritizes the Highest-Value Prescriber Opportunities OR Corporate Presentation | May 2026

Modest Adoption in Target Population Supports Blockbuster Revenue Opportunity Corporate Presentation | May 2026 Source: Claims Analysis Data on File, 2026 Assuming median Spravato® surrogate pricing range; the price of DT120 has not been established. Range is based on Spravato surrogate low dose, low frequency ($28k) to high dose, high frequency ($70k) annually. Market Research, Data on file, 2026 All trademarks are property of their respective owners. 4.2 million patients have been failed by 2 or more treatments1 $2 billion revenue opportunity per 1% penetration2 Potential Revenue (billions) $2.8B $4.9B $7.0B At $28k annual price At $49k annual price At $70k annual price Potential Value ($B) for every 100,000 patients treated with DT1203

Program Update R(-)-MDMA DT402 05

DT402 Phase 2a Study in Autism Spectrum Disorder (ASD)

Definium THERAPEUTICS

Completed Phase 1 study in 2024

- Single-ascending dose study in healthy adult volunteers characterized the tolerability, pharmacokinetics and pharmacodynamics of DT402
- DT402 was well-tolerated at doses up to 255 mg with no SAEs or TEAEs leading to discontinuation, supporting advancement into Phase 2 clinical trials

Phase 2a study underway

- Single-dose, open-label study to assess early signals of efficacy of DT402 in treating core social and communication symptoms of ASD in up to 20 adult participants
- Study endpoints designed to characterize pharmacodynamics and clinical effects of DT402 in adults with ASD, including on multiple functional biomarkers
- Initial data anticipated in 2026

About ASD

- ASD is a neurodevelopmental condition characterized by persistent challenges with social communication, restricted interests and repetitive behavior
- US prevalence of approximately 1 in 31 children with no approved pharmacotherapies for the treatment of core symptoms of ASD

1. Shaw KA, Williams S, Patrick ME, et al. Prevalence and Early Identification of Autism Spectrum Disorder Among Children Aged 4 and 8 Years — Autism and Developmental Disabilities Monitoring Network, 16 Sites, United States, 2022. MMWR Surveill Summ 2025;74(No. SS-2):1–22. DOI: http://dx.doi.org/10.15585/mmwr.ss7402a1

SAE: serious adverse event; TEAE: treatment-emergent adverse event

Corporate Presentation | May 2026 ◆ 38

Summary 06

Value Creation Opportunity Shaped by Two Distinct Drivers1 Timing estimates subject to clinical progress and regulatory interactions. ASD: autism spectrum disorder; GAD: generalized anxiety disorder; TLR: topline data readout Clinical & Regulatory Execution 2026 2027 2028 Commercial Execution Value Creation Expanding Site of Care Engagement & Commercial Footprint Accelerating Scheduling & Reimbursement Optimizing Patient Care Model Emerge TLR Voyage TLR Initial DT402 Data in ASD Panorama TLR Potential Pipeline Expansion Ascend TLR Commercial Launch GAD & MDD Corporate Presentation | May 2026

Financial Summary & Anticipated Milestones Excludes 0.4 million pre-funded warrants outstanding as of April 30, 2026 ASD: autism spectrum disorder; GAD: generalized anxiety disorder; G&A: general & administrative; MDD: major depressive disorder; R&D: research and development Cash, Cash Equivalents & Investments $373.4 million as of March 31, 2026 Credit Facility Up to $120 million ($41 million outstanding) as of March 31, 2026 Shares Outstanding 109.1 million1 as of April 30, 2026 First Quarter 2026 Operating Expenses $59.2 million R&D - $41.5 million G&A - $17.7 million Topline Data Readouts Emerge (MDD) Topline Readout | late 2Q 2026 Voyage (GAD) Topline Readout | early 3Q 2026 Panorama (GAD) Topline Readout | late 3Q 2026 Additional Clinical Updates Ascend (MDD) Study Initiated | 2Q 2026 Haven (PTSD) Study Initiation | 2027 DT402 Initial Data in ASD | 2026 Corporate Presentation | May 2026